UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2006

ITRONICS INC.

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                                            Texas                                 33-18582                        75-2198369

                            (State or other jurisdiction              (Commission File                (IRS Employer

                                    of incorporation)                          Number)                     Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada              89509

                     (Address of Principal Executive Offices)                                  Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01: Entry into a Material Definitive Agreement

On July 31 2006 the Company entered into the material agreements described under Item 3.02 below.

Item 2.03: Creation of a Direct Financial Obligation

On July 31, 2006 the Company entered into agreements that create material direct financial obligations. The agreements are more fully described in Item 3.02 below.

Item 3.02 Unregistered Sales of Securities

On July 31, 2006, the Company entered into a Securities Purchase Agreement with four accredited investors (the "Investors") for an aggregate amount of (i) $500,000 in secured convertible notes, and (ii) warrants to purchase 20,000,000 shares of the Company’s common stock (the "Financing"). The Company anticipates that the proceeds of the Financing will be used to advance its eight part business strategy which was summarized in its press release issued by the Company on June 3, 2005. The Financing will provide working capital to expand GOLD’n GRO fertilizer sales, certain capital improvements to expand production capacity, and payment of existing debt obligations.

The Financing was made in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D as promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended.

The Financing was completed in one closing. The closing consisted of gross proceeds of $500,000, less financing and other costs of $36,333, for net proceeds of $463,667.

The Investors received three year convertible notes (the "Notes") bearing simple interest at 6% per annum. The Notes are convertible into the Company’s common stock at a price equal to the lesser of (i) $0.10 or (ii) 55% of the average of the lowest 3 trading prices during the 20 trading day period ending one trading day before the conversion date. In addition, we granted the Investors a further security interest in substantially all of our assets, including the assets of our wholly owned subsidiaries, and intellectual property.

The parties entered into a Registration Rights Agreement whereby we are required to file a registration statement with the Securities and Exchange Commission within 45 days of closing, registering the common stock underlying the secured convertible notes and the warrants. If the registration statement is not declared effective within 120 days from the date of closing (180 days in the event of SEC comments), we are required to pay liquidated damages to the investors. In the event that we breach any representation or warranty in the Securities Purchase Agreement, we may be required to pay liquidated damages in shares or cash, at our election, equal to two percent of the outstanding principal amount of the secured convertible notes per month plus accrued and unpaid interest.

The Investors received seven year warrants to purchase a total of 20,000,000 common shares of the Company at a purchase price of $0.05 per share.

Other than under these Agreements and under certain specified circumstances, should we issue shares of common stock below the market price, the exercise price of the warrants will be reduced accordingly.

The conversion price of the secured convertible notes and the exercise price of the warrants may be adjusted in certain circumstances such as if we pay a stock dividend, subdivide or combine outstanding shares of common stock into a greater or lesser number of shares, or take such other actions as would otherwise result in dilution of the selling stockholder's position.

The Investors have agreed to restrict their ability to convert their secured convertible notes or exercise their warrants and receive shares of our common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.9% of the then issued and outstanding shares of common stock.

The Company paid a finder’s fee of 6% of the gross proceeds.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibits:

10.1      Securities Purchase Agreement dated July 31, 2006, by and among Itronics Inc.

              and the investors named on the signature pages thereto.

10.2     Callable Secured Convertible Note dated July 31, 2006.

10.3     Callable Secured Convertible Note dated July 31, 2006.

10.4     Callable Secured Convertible Note dated July 31, 2006.

10.5     Callable Secured Convertible Note dated July 31, 2006.

10.6     Stock Purchase Warrant dated July 31, 2006.

10.7     Stock Purchase Warrant dated July 31, 2006.

10.8     Stock Purchase Warrant dated July 31, 2006.

10.9     Stock Purchase Warrant dated July 31, 2006.

10.10     Registration Rights Agreement dated July 31, 2006, by and among Itronics Inc.

              and the investors named on the signature pages thereto.

10.11     Security Agreement dated July 31, 2006, by and among Itronics Inc. and the investors named on the signature pages thereto.

10.12    Intellectual Property Security Agreement dated July 31, 2006, by and among

             Itronics Inc. and the investors named on the signature pages thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                       ITRONICS INC.

                                                                                           (Registrant)

Date: August 2, 2006                                                   By: /S/ John W. Whitney

                                                                                         John W. Whitney

                                                                                         President, Treasurer and Director

                                                                                         (Principal Executive and Financial

                                                                                         Officer)